Borrowings	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Borrowings
Note 8. Borrowings
Long-term debt consisted of the following at December 31, 2021 and December 31, 2020 (in thousands):

	December 31, 2021	December 31, 2020
First lien term loan (1) (due May 10, 2023, with principal payable in quarterly installments)	$555,048	$779,915
Second lien subordinated loan (2)	—	231,335
Less: unamortized debt issuance costs	(1,935)	(8,933)
Less: unamortized original issue discount	(1,147)	(2,732)

Total debt, net	$551,966	$999,585
Less: current portion of long-term debt	(8,167)	(8,167)

Long-term debt, net	$543,799	$991,418

(1)
Interest rate of 4.5% at December 31, 2021 and December 31, 2020, with interest payable in designated installments (dependent upon the base interest rate election) at a variable interest rate. The effective interest rate for the first lien term loan was 4.9% at December 31, 2021 and December 31, 2020.

(2)	Loan balance was repaid in its entirety on June 16, 2021 as part of the Business Combination. The effective interest rate for the second lien term loan was 10.9% at December 31, 2020.
2016 first and second lien credit agreements
In connection with the Business Combination on June 16, 2021, the Company paid down $216.7 million of its first lien term loan. The Company recognized $1.7 million in charges related to the derecognition of the proportionate amount of remaining unamortized deferred financing costs and unamortized original issue discount associated with the partial debt repayment.
In connection with the Business Combination on June 16, 2021, the Company paid $231.3 million to settle its second lien subordinated term loan. The Company recognized $3.8 million in charges related to the derecognition of the remaining unamortized deferred financing costs in conjunction with the debt repayment.
The total loss on debt extinguishment associated with the partial repayment of the first lien term loan and the settlement of the second lien subordinated term loan was $5.5 million for the year ended December 31, 2021. This amount has been reflected in other expense (income), net in the consolidated statements of operations.
The 2016 first lien credit arrangement is guaranteed by Wilco Intermediate and its domestic subsidiaries, subject to customary exceptions (collectively, the “Guarantors”) and secured by substantially all of the assets of ATI Holdings Acquisition, Inc. (the “Borrower”) and Guarantors. The 2016 first lien borrowing bears interest, at the Borrower’s election, at a base interest rate of the Alternate Base Rate (“ABR”) or LIBOR plus an interest rate spread, as defined in the first lien credit agreement. The ABR is the highest of (i) the federal funds rate plus 0.5%, (ii)
one-month
LIBOR plus 1.0% and (iii) the prime rate. The LIBOR term may be one, two, three or six months (or, to the extent available, twelve months or a shorter period). The per annum interest rate spread for first lien term loans is (a) 2.5% for ABR loans and (b) 3.5% for LIBOR loans.
The Company’s credit agreements contain covenants with which the Borrower must comply. For the 2016 first lien credit agreement, the Borrower must maintain, as of the last day of each fiscal quarter when the sum of the outstanding balance of revolving loans, swingline loans and certain letters of credit exceeds 30% of the total revolving credit facility commitment, a ratio of consolidated first lien net debt to consolidated adjusted EBITDA, as defined in the agreements, not to exceed 6.25:1.00. As of December 31, 2021, the ratio exceeded 6.25:1.00. As a result, the sum of the outstanding balance of revolving loans, swingline loans and certain letters of credit is effectively limited to 30% of the total revolving credit facility commitment. Additionally, the agreements are subject to subjective acceleration clauses, effective upon a material adverse change in the Company’s business or financial condition. As of December 31, 2021, the Borrower was in compliance with the covenants contained in the first lien agreement.
Revolving credit facility
The 2016 first lien agreement includes a revolving credit facility with a maximum borrowing capacity of $70.0 million, including $15.0 million sub-limit
for swingline loans and amounts available for letters of credit. The issuance of such letters of credit and the making of swingline loans reduces the amount available under the applicable revolving credit facility.
The Borrower may make draws under the revolving credit facility for general corporate purposes until the maturity date of the revolving credit facility. The first lien revolving facility matures on May 10, 2023 unless (a) as of February 9, 2023 (the “Springing Maturity Date”), either (i) more than $100.0 million of first lien term loans remain outstanding on the Springing Maturity Date or (ii) the debt incurred to refinance any portion of the first lien term loans in excess of $100.0 million does not satisfy specified parameters, in which case the first lien revolving facility will mature on February 9, 2023, or (b) the Borrower makes certain prohibited restricted payments as defined in the agreement, in which case the first lien revolving facility will mature on the date of such restricted payment.
The per annum interest rate spread for first lien revolving loans is (a) 3.5% for ABR loans and (b) 4.5% for LIBOR loans, with stepdowns based on the first lien leverage ratio. The applicable interest rate spreads were 3.5% and 3.0% for ABR revolving borrowings, and 4.5% and 4.0% for LIBOR revolving borrowings at December 31, 2021 and 2020, respectively. In addition to the stated interest rate on borrowings under the revolving credit facility, the Company is required to pay a commitment fee of between 0.25% and 0.5% per annum on any unused portion of the revolving credit facility based on the Company’s first lien leverage ratio. The fee was 0.5% at December 31, 2021.
The Company drew amounts of $19.0 million and $49.8 million under its revolving credit facility in March and April 2020, respectively. The Company repaid the borrowed amounts in full in June 2020. As of December 31, 2021 and December 31, 2020, no borrowings were outstanding under the revolving credit facility.
The Company had letters of credit totaling $1.2 million under the letter of credit sub-facility
on the revolving credit facilities as of December 31, 2021 and December 31, 2020, respectively. The letters of credit auto-renew on an annual basis and are pledged to insurance carriers as collateral.
Aggregate maturities of long-term debt at December 31, 2021 are as follows (in thousands):

2022	$8,167
2023	546,881

Total future maturities	555,048
Unamortized original issue discount and debt issuance costs	(3,082)

Total debt, net	$551,966